ADVANTAGE X
Variable Adjustable Life Insurance Policy

issued through
Transamerica Corporate Separate Account Sixteen

by
Transamerica Life Insurance Company

Supplement dated April 23, 2026

to the

Prospectus dated May 1, 2018

This supplement contains additional information and should be read and retained along with the prospectus dated May 1, 2018. Please read this supplement carefully and keep it with your prospectus for future reference.

A name change applies to the following portfolios:

PRIOR PORTFOLIO NAME	NEW PORTFOLIO NAME	Effective on or about
American Funds Insurance Series Global Small Capitalization Fund (Class 2)	American Funds Insurance Series SMALLCAP World Fund (Class 2)	May 1, 2026
American Funds Insurance Series International Fund (Class 2)	American Funds Insurance Series EUPAC Fund (Class 2)	May 1, 2026
MFS International Intrinsic Value Portfolio - Initial Class	MFS International Intrinsic Equity Portfolio - Initial Class	April 30, 2026
Vanguard Variable Insurance Funds – Capital Growth Portfolio	Vanguard Variable Insurance Funds – PRIMECAP Portfolio	May 12, 2026

If you have any questions regarding this supplement, you may contact us by writing to the Administrative Office at Transamerica Life Insurance Company, 4840 N. River Blvd., Cedar Rapids, Iowa 52411, or calling toll free at 1-888-804-8461 (Monday ‑ Friday from 8:00 a.m. – 4:30 p.m. Central time).